Deferred Tax Liabilities	3 Months Ended
Mar. 31, 2022
Deferred Tax Liabilities
Deferred Tax Liabilities

Note 7 - Deferred Tax Liabilities

	March 31,		December 31,
(SEK in thousands)	2022	2021	2021
Cost at opening balance	30,857	37,454	37,454
Tax loss carried forward	(5,135)	(3,431)	(5,065)
Exchange difference on translation	390	1,024	(1,532)
Cost at closing balance	26,112	35,047	30,857

Tax loss carried forward of SEK 20.3 million have been offset against deferred tax liabilities in the statement of financial position as of March 31, 2022 due to future temporary differences that such losses can be used to offset.